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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated April 10, 2002 included in this Form 10-K, into NewPower Holdings, Inc.'s previously filed Registration Statements No. 333-41412 and No. 333-48410.

Arthur Andersen LLP

New York, New York
April 16, 2002